                     LETTER TO SHAREHOLDERS


Dear Shareholder:

During the past six months, from September 30, 2000 through March 31, 2001, the Fund's net assets grew to $55,365,452, and the number of shareholders was 2,800. The Fund is registered in all 50 states and the District of Columbia. Our broker-dealer network now totals 185 firms.

We invite you to visit us online at our website www.keeleyfunds.com. The site also has a link to the Morningstar website for your convenience.

Performance Data Excluding 4.5% Maximum Up-Front Sales Charge*
For the six month period ended March 31, 2001, the Fund's total return was +9.19% versus a return of -12.96% for the Russell 2000 Index and -18.75% for the S&P 500 Index. For the quarter ended March 31, 2001, the Fund's total return was +2.42% versus a return of -6.51% for the Russell 2000 Index and - 11.86% for the S&P 500 Index. For the one year ended March 31, 2001, the Fund's total return was +15.88% versus a return of -15.33% for the Russell 2000 Index and -21.68% for the S&P 500 Index. For the five years ended March 31, 2001, the Fund's average annual return was +14.98% versus +7.76% for the Russell 2000 Index and +14.18% for the S&P 500 Index. Since inception, the Fund's average annual return was +14.57% versus +9.51% for the Russell 2000 Index and +15.34% for the S&P 500 Index.

The U.S. economy, which grew at a strong pace in early 2000, slowed in the first fiscal quarter and into the New Year 2001. This sudden economic slowdown sparked fears of a recession, effectively cooling business and consumer demand, spending on exports and manufacturing activity.

The bear market in high multiple growth and technology stocks, which began one year ago, accelerated throughout the second fiscal quarter as many companies revised earnings forecasts lower while offering very little guidance for the remainder of the year. Later in the quarter, a broader sell-off spilled over into a far reaching list of both growth and value sectors. At these levels, we believe that much of the speculative excesses have been removed from the stock market. However, there still exists concern over corporate profits in the second calendar quarter.

Also, many analysts are predicting additional rate cuts as the Fed tries to ward off a recession and return Gross Domestic Product to a healthy and sustainable rate.

In spite of the difficult market environment, looking forward we believe that there are many factors which should positively impact our investment style. The Fed is taking aggressive steps to ward off a recession. Historically, small cap value stocks have responded quite favorably to an accommodating Federal Reserve. Takeover activity within our sectors remains brisk. In the second quarter ended March 31, 2001 the Fund received premium takeover bids in Morrison Health Management and Pontotoc Production. The proposed Federal Accounting Standards Board rules on Business Combinations and Treatments of Intangible Assets are expected to accelerate this takeover trend. Breadth statistics continue to show improvement. In fact, two-thirds of all stocks on the New York Stock Exchange are in a modest up trend.

We believe that the growth/value sectors run in cycles of three to five years and that we are in the first year of value outperforming growth. Additionally, the decrease in interest rates historically has favored the value sector. In summary, we believe that the value sector now has the wind at its back.

Our investment strategy, which emphasizes corporate spin-offs, stocks trading below actual or perceived book-value, companies emerging from bankruptcy and insurance and savings & loan conversions, continues to provide good investment opportunities. Corporate America continues to undergo the above-mentioned restructuring which, on average, has afforded several good opportunities per quarter. We remain fully invested and confident in our strategy which seeks investment opportunities in securities subject to indiscriminate selling by investors with low expectations.

Thank you for your continued commitment to the Fund.

Sincerely,

[SIGNATURE]
John L. Keeley, Jr.
President

*Performance Data Including 4.5% Maximum Up-Front Sales Charge
For the six month period ended March 31, 2001, the Fund's total return was +4.27% versus a return of -12.96% for the Russell 2000 Index and -18.75% for the S&P 500 Index. For the quarter ended March 31, 2001, the Fund's total return was -2.19% versus a return of -6.51% for the Russell 2000 Index and - 11.86% for the S&P 500 Index. For the one year ended March 31, 2001, the Fund's total return was +10.66% versus a return of -15.33% for the Russell 2000 Index and -21.68% for the S&P 500 Index. For the five years ended March 31, 2001, the Fund's average annual return was +13.92% versus +7.76% for the Russell 2000 Index and +14.18% for the S&P 500 Index. Since inception, the Fund's average annual return was +13.87% versus +9.51% for the Russell 2000 Index and +15.34% for the S&P 500 Index.

Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                Index Comparison

           Quarterly Comparison of a Hypothetical $10,000 Investment in the KSCVF*, S&P 500** and Russell 2000**

                            [PERFORMANCE LINE CHART]
                        Average annual total returns***
                        for periods ended March 31, 2001

                                                            Since Commencement
                                   12 mos ended 5 Yrs ended   of Operations
                                     3/31/01      3/31/01   10/1/93 to 3/31/01
                                   ------------ ----------- ------------------
KSCVF                                +15.88%      +14.98%        +14.57%
KSCVF (includes max 4 1/2% front-
 end load)                           +10.66%      +13.92%        +13.87%
S&P 500 Index                        -21.68%      +14.18%        +15.34%
Russell 2000 Index                   -15.33%       +7.76%         +9.51%

*  Performance graph includes deduction of the 4 1/2% front end load.
** The S&P 500 Index is a broad market-weighted index dominated by blue-chip stocks. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization. All Indexes are unmanaged and returns include reinvested dividends.
***PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost.

                       KEELEY Small Cap Value Fund, Inc.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2001
                                  (Unaudited)

ASSETS:

Investments at value (cost $42,456,837)         $55,121,062

Cash                                                468,844

Receivable for shares issued                         34,267

Dividends and interest receivable                    22,302

Prepaid expenses                                     16,992
                                                -----------

Total Assets                                     55,663,467
                                                -----------

LIABILITIES:

Payable to Adviser                                   46,898

Payable for securities purchased                    167,701

Payable for shares redeemed                           3,643

Other accrued expenses                               79,773
                                                -----------

Total Liabilities                                   298,015
                                                -----------

NET ASSETS                                      $55,365,452
                                                ===========

NET ASSETS CONSIST OF:

Capital stock                                   $41,740,567

Accumulated net realized gain on investments        960,660

Unrealized net appreciation on investments       12,664,225
                                                -----------

TOTAL NET ASSETS                                $55,365,452
                                                ===========

CAPITAL STOCK, $0.01 par value

Authorized                                       10,000,000

Issued and outstanding                            2,378,943

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE  $     23.27
                                                ===========

MAXIMUM OFFERING PRICE PER SHARE                $     24.37
                                                ===========

                       KEELEY Small Cap Value Fund, Inc.
                            STATEMENT OF OPERATIONS
                    For The Six Months Ended March 31, 2001
                                  (Unaudited)

INVESTMENT INCOME:

Dividend income (net of $1,200 of non-reclaimable foreign
 withholding taxes)                                        $  216,412

Interest income                                                47,013
                                                           ----------

Total Investment Income                                       263,425
                                                           ----------

EXPENSES:

Investment advisory fees                                      268,743

12b-1 fees                                                     67,186

Transfer agent fees and expenses                               48,210

Administration fees                                            38,369

Professional fees                                              24,834

Fund accounting fees                                           16,799

Custody fees                                                   11,364

Reports to shareholders                                         7,945

State registration fees                                         7,411

Directors' fees                                                 5,984

Other                                                           1,309
                                                           ----------

Total expenses                                                498,154
                                                           ----------

Net investment loss                                          (234,729)
                                                           ----------

REALIZED AND UNREALIZED GAINS:

Net realized gain on investments                            1,414,496

Increase in net unrealized appreciation on investments      3,545,421
                                                           ----------

Net gain on investments                                     4,959,917
                                                           ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $4,725,188
                                                           ==========

                       See notes to financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                            SCHEDULE OF INVESTMENTS
                                 March 31, 2001
                                  (Unaudited)

   Number
 of Shares                                                         Value
 ---------                                                      -----------
            COMMON STOCKS                                95.22%
            Batteries/Battery Systems                     1.02%
     22,500 Energizer Holdings, Inc.*                           $   562,500
                                                                -----------
            Building Materials                            1.01%
     20,500 Nortek, Inc.*                                           560,675
                                                                -----------
            Business Service                              1.70%
     32,500 R.H. Donnelley Corp.                                    942,500
                                                                -----------
            Chemicals                                     0.81%
     21,000 Arch Chemicals, Inc.                                    447,300
                                                                -----------
            Communications and Media                      3.85%
     33,500 The Ackerley Group, Inc.                                403,675
     25,500 AT&T Corp.--Liberty Media Group, Class A*               357,000
     26,000 Gray Communications Systems, Inc.                       462,540
     10,000 Media General, Inc., Class A                            461,000
     46,000 Paxson Communications Corp.*                            448,500
                                                                -----------
                                                                  2,132,715
                                                                -----------
            Computer Services                             0.30%
      9,000 Ceridian Corp.*                                         166,500
                                                                -----------
            Consumer Products                             1.15%
     13,000 Flowers Foods, Inc.*                                    261,300
     53,000 Water Pik Technologies, Inc.*                           376,300
                                                                -----------
                                                                    637,600
                                                                -----------
            Consumer Services                             4.44%
     43,500 Cendant Corp.*                                          634,665
     26,000 Central Parking Corp.                                   473,200
     12,500 Chemed Corp.                                            434,375
     25,500 Dun & Bradstreet Corp.*                                 600,780
     10,000 Equifax, Inc.                                           312,500
                                                                -----------
                                                                  2,455,520
                                                                -----------
            Direct Marketing                              1.35%
     63,000 Key3Media Group, Inc.*                                  749,700
                                                                -----------
            Diversified Manufacturing                     0.94%
     12,000 Tyco International Ltd.                                 518,760
                                                                -----------
            Electronics                                   0.80%
     11,000 Moog, Inc., Class B*                                    445,500
                                                                -----------
            Engineering and Construction                  4.67%
     40,000 Chicago Bridge & Iron Co. N.V.                          950,000
     25,500 EMCOR Group, Inc.*                                      781,065
     74,500 Willbros Group, Inc.*                                   853,025
                                                                -----------
                                                                  2,584,090
                                                                -----------

   Number
 of Shares                                                            Value
 ---------                                                         -----------
            Entertainment and Leisure                        2.79%
     36,500 Blockbuster, Inc., Class A                             $   547,135
     16,000 Gaylord Entertainment Co.*                                 425,600
     13,000 Viacom, Inc., Class B*                                     571,610
                                                                   -----------
                                                                     1,544,345
                                                                   -----------
            Environmental Control                            1.02%
     19,500 Cuno, Inc.*                                                565,500
                                                                   -----------
            Finance Company                                  7.25%
     26,500 Berkshire Hills Bancorp, Inc.                              490,250
     38,000 Boston Private Financial Holdings, Inc.                    674,500
     35,500 Brookline Bancorp, Inc.                                    470,375
     40,500 Capitol Federal Financial                                  645,469
     40,500 CFS Bancorp, Inc.                                          448,031
     35,000 Harbor Florida Bancshares, Inc.                            560,000
     12,000 Hudson City Bancorp, Inc.                                  237,750
     35,000 Hudson River Bancorp, Inc.                                 487,812
                                                                   -----------
                                                                     4,014,187
                                                                   -----------
            Financial Services                              11.12%
     23,500 AG Services of America, Inc.*                              341,925
     20,000 BKF Capital Group, Inc.                                    420,000
     18,000 BlackRock, Inc.*                                           648,000
     41,000 Federal Agricultural Mortgage Corp., Class C*              977,850
     14,500 Investment Technology Group, Inc.                          742,400
     23,000 Jefferies Group, Inc.                                      663,550
     23,000 John Hancock Financial Services, Inc.                      884,350
     19,000 LaBranche & Co., Inc.*                                     611,040
      7,500 Stilwell Financial, Inc.                                   201,150
     23,500 Waddell & Reed Financial, Inc.                             666,225
                                                                   -----------
                                                                     6,156,490
                                                                   -----------
            Food, Beverage and Tobacco                       4.48%
     36,500 Earthgrains Co.                                            775,625
     65,000 ICH Corp.*                                                 308,750
     60,000 M & F Worldwide Corp.*                                     294,000
     53,500 Nathans Famous, Inc.*                                      177,219
     35,000 Ralcorp Holdings, Inc.*                                    626,500
     18,500 Tasty Baking Co.                                           296,000
                                                                   -----------
                                                                     2,478,094
                                                                   -----------

                       See notes to financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                      SCHEDULE OF INVESTMENTS (continued)
                                 March 31, 2001
                                  (Unaudited)

   Number
 of Shares                                                   Value
 ---------                                                -----------
            Forestry                                1.56%
     19,000 Deltic Timber Corp.                           $   384,750
     21,000 The St. Joe Co.                                   479,010
                                                          -----------
                                                              863,760
                                                          -----------
            Furniture/Home Appliances               1.20%
     28,000 Furniture Brands International, Inc.*             663,600
                                                          -----------
            Healthcare Products                     1.16%
     30,500 Sybron Dental Specialties, Inc.*                  640,500
                                                          -----------
            Housing                                 4.82%
     24,000 KB Home                                           783,360
     25,000 Lennar Corp.                                      996,500
     22,550 MDC Holdings, Inc.                                887,342
                                                          -----------
                                                            2,667,202
                                                          -----------
            Insurance                               6.90%
     18,500 Allstate Corp.                                    775,890
     37,000 CNA Surety Corp.                                  491,360
     13,500 The MONY Group, Inc.                              448,200
     27,000 Old Republic International Corp.                  766,800
     18,000 StanCorp Financial Group, Inc.                    757,800
     16,000 Unitrin, Inc.                                     582,000
                                                          -----------
                                                            3,822,050
                                                          -----------
            Lodging                                 1.21%
     34,000 Choice Hotels International, Inc.*                465,800
    117,500 Meristar Hotels & Resorts, Inc.*                  204,450
                                                          -----------
                                                              670,250
                                                          -----------
            Manufacturing                           8.21%
     44,000 CIRCOR International, Inc.                        651,200
     33,000 Flowserve Corp.*                                  740,520
     44,000 Griffon Corp.*                                    347,600
     14,500 ITT Industries, Inc.                              561,875
     18,000 Manitowoc Company, Inc.                           446,400
     48,000 McDermott International, Inc.                     607,200
     20,000 Thomas Industries, Inc.                           414,000
     22,000 The Timken Co.                                    344,300
     34,000 Wabtec Corp.                                      431,800
                                                          -----------
                                                            4,544,895
                                                          -----------

   Number
 of Shares                                                   Value
 ---------                                                -----------
            Oil and Gas--Equipment & Services       5.18%
     20,500 Evergreen Resources, Inc.*                    $   775,105
     25,000 Grant Prideco, Inc.*                              430,000
     66,500 Key Energy Services, Inc.*                        711,550
     30,500 Pennzoil-Quaker State Co.                         427,000
     31,500 Watts Industries, Inc.                            526,050
                                                          -----------
                                                            2,869,705
                                                          -----------
            Oil and Gas--Exploration & Production   7.52%
     21,000 Chieftain International, Inc.*                    585,900
     12,500 HS Resources, Inc.*                               562,500
     13,000 Louis Dreyfus Natural Gas Corp.*                  481,000
     80,500 Magnum Hunter Resources, Inc.*                    945,875
     27,000 Ocean Energy, Inc.                                446,850
     38,720 Pure Resources, Inc.*                             747,296
      9,000 Spinnaker Exploration Co.*                        393,300
                                                          -----------
                                                            4,162,721
                                                          -----------
            Printing and Publishing                 2.14%
     16,500 Meredith Corp.                                    576,015
     11,000 Pulitzer, Inc.                                    609,400
                                                          -----------
                                                            1,185,415
                                                          -----------
            Railroad                                1.86%
     54,000 Kansas City Southern Industries, Inc.             766,800
     36,000 Providence and Worcester Railroad Co.             261,000
                                                          -----------
                                                            1,027,800
                                                          -----------
            Retail                                  0.52%
     10,000 Zale Corp.*                                       290,000
                                                          -----------
            Semiconductors                          0.94%
     45,000 Axcelis Technologies, Inc.*                       520,313
                                                          -----------
            Software                                1.10%
     11,300 BARRA, Inc.*                                      610,200
                                                          -----------
            Telecommunications Services             1.29%
     56,500 Citizens Communications Co.                       714,725
                                                          -----------
            Transportation                          0.91%
     63,500 Avalon Holdings Corp., Class A*                   201,295
     16,500 Sea Containers Ltd., Class A                      301,455
                                                          -----------
                                                              502,750
                                                          -----------
            Total Common Stocks
            (cost $40,053,637)                             52,717,862
                                                          -----------

                       See notes to financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                      SCHEDULE OF INVESTMENTS (continued)
                                 March 31, 2001
                                  (Unaudited)

 Principal
   Amount                                             Value
 ---------                                         -----------
             SHORT-TERM INVESTMENT           4.34%
 $2,403,200  Firstar Bank Demand Note,
             4.8050%                               $ 2,403,200
                                                   -----------
             Total Short-Term Investment
             (cost $2,403,200)                       2,403,200
                                                   -----------
             Total Investments              99.56%
             (cost $42,456,837)                     55,121,062
             Other Assets less Liabilities   0.44%     244,390
                                                   -----------
             NET ASSETS                    100.00% $55,365,452
                                                   ===========

                             *Non-income producing

                       See notes to financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                            Six Months Ended
                                             March 31, 2001      Year Ended
                                              (Unaudited)    September 30, 2000
                                            ---------------- ------------------
OPERATIONS:

Net investment loss                           $  (234,729)      $  (336,168)

Net realized gain on investments                1,414,496         2,071,002

Increase in net unrealized appreciation on
 investments                                    3,545,421         2,945,294
                                              -----------       -----------

Net increase in net assets resulting from
 operations                                     4,725,188         4,680,128
                                              -----------       -----------

DISTRIBUTIONS:

Net realized gains                             (1,211,243)       (2,275,000)

CAPITAL STOCK TRANSACTIONS:

Proceeds from 173,446 and 799,978 shares
 issued, respectively                           3,918,620        16,196,247

Proceeds from 54,133 and 110,563 shares of
 distributions reinvested, respectively         1,155,198         2,179,145

Cost of 303,532 and 979,421 shares
 redeemed, respectively                        (6,791,845)      (19,833,081)
                                              -----------       -----------
Net decrease from capital stock transac-
 tions                                         (1,718,027)       (1,457,689)
                                              -----------       -----------


TOTAL INCREASE IN NET ASSETS                    1,795,918           947,439

NET ASSETS:
Beginning of period                            53,569,534        52,622,095
                                              -----------       -----------

End of period                                 $55,365,452       $53,569,534
                                              ===========       ===========


                     See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                              FINANCIAL HIGHLIGHTS

                         Six Months Ended  Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                          March 31, 2001  September 30, September 30, September 30, September 30, September 30,
                           (unaudited)        2000          1999          1998          1997          1996
                         ---------------- ------------- ------------- ------------- ------------- -------------
PER SHARE DATA(1)

Net asset value,
 beginning of year           $ 21.82         $ 20.85       $ 18.31       $ 21.48       $ 14.52       $ 12.52

Income from investment
 operations:
Net investment loss            (0.10)          (0.14)        (0.18)        (0.16)        (0.25)        (0.19)
Net realized and
 unrealized gains
 (losses) on
 investments                    2.06            2.00          3.10         (2.00)         7.77          2.22
                             -------         -------       -------       -------       -------       -------

Total from investment
 operations                     1.96            1.86          2.92         (2.16)         7.52          2.03
                             -------         -------       -------       -------       -------       -------

Less distributions:
Net realized gains             (0.51)          (0.89)        (0.38)        (1.01)        (0.56)        (0.03)
                             -------         -------       -------       -------       -------       -------
Net asset value, end of
 year                        $ 23.27         $ 21.82       $ 20.85       $ 18.31       $ 21.48       $ 14.52
                             =======         =======       =======       =======       =======       =======


Total return(2)(3)              9.19%           9.39%        16.11%       (10.50)%       53.51%        16.23%

Supplemental data and
 ratios:
Net assets, end of year
 (in 000's)                  $55,365         $53,570       $52,622       $39,747       $20,824       $10,815
Ratio of expenses to
 average net assets(4)          1.85%           1.86%         1.98%         2.02%         2.45%         2.50%
Ratio of net investment
 loss to average net
 assets(4)                     (0.87)%         (0.64)%       (0.92)%       (1.17)%       (1.66)%       (1.61)%
Ratio of expenses to
 average net
 assets(4)(5)                   1.85%           1.86%         1.98%         2.02%         2.45%         2.94%
Ratio of net investment
 loss to average net
 assets(4)(5)                  (0.87)%         (0.64)%       (0.92)%       (1.17)%       (1.66)%       (2.05)%
Portfolio turnover
 rate(3)                       18.42%          44.84%        40.19%        33.40%        36.40%        52.43%

(1) Per share data is for a share outstanding throughout the year.
(2) The total return calculation does not reflect the 4.50% sales load imposed on the purchase of shares.
(3) Not annualized for the six months ended March 31, 2001.
(4) Annualized for the six months ended March 31, 2001.
(5) During the year ended September 30, 1996, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.


                     See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                       NOTES TO THE FINANCIAL STATEMENTS
                                 March 31, 2001
                                  (unaudited)

1.ORGANIZATION

    The KEELEY Small Cap Value Fund, Inc. (the "Fund") was incorporated on May 17, 1993 as a Maryland Corporation and is registered as a diversified open-end investment company under the Investment Company Act of 1940 (the "1940 Act").

2.SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

  a) Investment Valuation -- Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions that day are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of last sale price, or closing over-the-counter bid prices when there is no last sale price available. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

  b) Federal Income and Excise Taxes -- It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

  c) Distributions to Shareholders -- Dividends from net investment income, if any, will be declared and paid annually. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. Accordingly, at March 31, 2001, reclassifications were recorded to decrease capital stock by $219,006, accumulated net investment loss by $234,729 and accumulated net realized gain on investments by $15,723.

                       KEELEY Small Cap Value Fund, Inc.
                 NOTES TO THE FINANCIAL STATEMENTS (continued)
                                 March 31, 2001
                                  (Unaudited)

  d) Other -- Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.INVESTMENT ADVISORY AGREEMENT

    The Fund has an agreement with Keeley Asset Management Corp. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Under the investment advisory agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50% of the Fund's average daily net assets, the Adviser will reimburse the Fund for the amount of such excess.

4.DISTRIBUTION PLAN

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan is designed to reimburse Keeley Investment Corp. (the "Distributor"), with whom certain officers and directors of the Fund are affiliated, for certain promotional and other sales related costs and to permit the Fund to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of the Fund. The Fund paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor's and each dealer's existing brokerage clients. For the period from October 1, 2000 to March 31, 2001, the Fund paid $38,676 of distribution fees to the Distributor.

5.INVESTMENT TRANSACTIONS

    The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period from October 1, 2000 to March 31, 2001, were $9,725,868 and $13,459,283, respectively. For the period from October 1, 2000 to March 31, 2001, the Fund paid $63,873 of brokerage commissions on trades of securities to the Distributor.

                       KEELEY Small Cap Value Fund, Inc.
                 NOTES TO THE FINANCIAL STATEMENTS (continued)
                                 March 31, 2001
                                  (Unaudited)

    At March 31, 2001, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $42,516,104, were as follows:

           Appreciation             $14,804,439
           Depreciation              (2,199,481)
                                    -----------
           Net appreciation on
            investments             $12,604,958
                                    ===========

6.OFFERING PRICE PER SHARE

    The public offering price is the net asset value plus a sales charge which varies in accordance with the amount of the purchase as follows:

                         Sales Charge       Sales Charge     Dealer Reallowance
   Amount of Single   as a Percentage of as a Percentage of  as a Percentage of
   Transaction          Offering Price   Net Amount Invested   Offering Price
   ----------------   ------------------ ------------------- ------------------
   Less than
    $50,000                 4.50%               4.71%              4.00%
   $50,000 but less
    than $100,000           4.00%               4.17%              3.50%
   $100,000 but
    less than
    $250,000                3.00%               3.09%              2.50%
   $250,000 but
    less than
    $500,000                2.50%               2.56%              2.00%
   $500,000 and
    over                    2.00%               2.04%              1.50%

    The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2000 to March 31, 2001, the Fund was advised that the Distributor received $10,579 of sales charges.

    As specified in the Fund's Prospectus, reduced sales charges are available through a right of accumulation and certain sales of Fund shares can be made at net asset value per share.

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




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




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


                               Investment Adviser
                         KEELEY ASSET MANAGEMENT CORP.
                               Chicago, Illinois

                                  Distributor
                            KEELEY INVESTMENT CORP.
                               Chicago, Illinois

                                   Custodian
                          FIRSTAR BANK MILWAUKEE, N.A.
                              Milwaukee, Wisconsin
                                  800-338-1579

                  Transfer Agent and Dividend Disbursing Agent
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                              Milwaukee, Wisconsin
                                  800-338-1579

                                    Auditors
                          PRICEWATERHOUSECOOPERS, LLP
                              Milwaukee, Wisconsin

                                    Counsel
                               SCHWARTZ & FREEMAN
                               Chicago, Illinois

Performance information is historical and is no guarantee of future results. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than the investor's original cost. This material may only be used when preceded or accompanied by the Fund's prospectus.

       401 South LaSalle Street . Suite 1201 . Chicago . Illinois . 60605
                (312) 786-5050 . (800) 533-5344 . (312) 786-5003
                       KEELEY Small Cap Value Fund, Inc.



      Semi-Annual Report

        March 31, 2001